UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Manhattanville Road, Suite 301 Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information, including Exhibit 99.1 to this Form 8-K, is being furnished, not filed, pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K.

On May 11, 2015, MBIA Inc. (“MBIA”) issued a press release announcing its results of operations for the quarter ended March 31, 2015.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 7.01.     REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 7.01 - Regulation FD Disclosure of Form 8-K.  Information contained on MBIA’s Web sites is not incorporated by reference into this Current Report on Form 8-K.

On May 11, 2015, MBIA will post on its Web site, www.mbia.com, under the section “Selected Exposures,” certain information on MBIA Insurance Corporation’s structured finance insured portfolio and non-U.S. public finance insured portfolio and on National Public Finance Guarantee Corporation’s insured portfolio as of March 31, 2015.  The information will be posted as “MBIA Corp.’s Structured Finance Insured Portfolio,” “MBIA Corp.’s Non-U.S. Public Finance Insured Portfolio” and “National Public Finance Guarantee Corporation’s Insured Portfolio.”  In addition, the information on National Public Finance Guarantee Corporation’s insured portfolio as of March 31, 2015 will also be posted on its Web site, www.nationalpfg.com, under the section “Insured Portfolio.”

On May 11, 2015, MBIA will also post on its Web site, www.mbia.com, under the section “Investor Relations – Financial Information – Operating Supplements,” a Quarterly Operating Supplement for the first quarter of 2015 and under the section “Investor Relations – Financial Information – Statutory Statements,” first quarter 2015 Quarterly Statements for each of MBIA Insurance Corporation and National Public Finance Guarantee Corporation.   On or about May 11, 2015, MBIA will also post on its Web site, www.mbia.com, under the section “Investor Relations – Investor Inquiries/FAQs,” updated Frequently Asked Questions.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc., dated May 11, 2015, announcing its results of operations for the quarter ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date:	May 11, 2015

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated May 11, 2015

99.1  Press Release issued by MBIA Inc., dated May 11, 2015, announcing its results of operations for the quarter ended March 31, 2015.